                               POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints Lawrence E. Jaro, Joel D. Aaseby and A. Richard Caputo, Jr., and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned to sign any and all reports to be filed by AmeriKing, Inc. pursuant to the Securities Exchange of Act of 1934 (including other documents in connection therewith), with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Power of Attorney to produce or account for more than one such counterpart. This Power of Attorney shall expire upon the performance of any other necessary, requisite or proper acts as referred to herein, unless earlier exercised, revoked or extended by Company in writing.

Signature                                               Title


                                        Chairman and Chief Executive
--------------------------------------  Officer(Principal Executive Officer)
  Lawrence E. Jaro

                                        Vice Chairman
--------------------------------------
  William C. Osborn

                                        Director and Chief Operating Officer
--------------------------------------
  Gary W. Hubert

                                        Chief Financial Officer and Corporate
--------------------------------------  Secretary (Principal Financial
  Joel D. Aaseby                        Officer)


                                        Director and Vice President
--------------------------------------
  A. Richard Caputo, Jr.

                                        Director
  John W. Jordan II

                                        Director
--------------------------------------
  Thomas H. Quinn

                                        Director
--------------------------------------
  David  W. Zalaznick